J.P. Morgan Mortgage Trust 2022-8

Exhibit 99.16

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

J.P. Morgan Acceptance Corporation II

383 Madison Avenue, 8th Floor

New York, New York 10179

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2022-8, Mortgage Pass-Through Certificates, Series 2022-8. J.P. Morgan Acceptance Corporation II (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Loan File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 27, 2022, representatives of the Company provided us with a mortgage loan listing with respect to 369 mortgage loans (the “Initial Mortgage Loan Listing”). At your instruction, we randomly selected 80 mortgage loans from the Initial Mortgage Loan Listing (the “Initial Selected Loans”).

Further, on June 30, 2022, representatives of the Company provided us with an additional mortgage loan listing with respect to 45 mortgage loans (the “Subsequent Mortgage Loan Listing”). At your instruction, we randomly selected 10 mortgage loans from the Subsequent Mortgage Loan Listing (the “Subsequent Selected Loans”).

Further, on July 8, 2022, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout containing data with respect to 384 mortgage loans (the “Statistical Loan File”), including 74 of the 80 Initial Selected Loans and each of the Subsequent Selected Loans. The remaining 74 Initial Selected Loans and 10 Subsequent Selected Loans are collectively and hereinafter referred to as the “Sample Loans.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.          Loan number (for control purposes only)

2.          Origination date

3.          Loan type (fixed or adjustable)

4.          Balloon indicator (yes/no)

5.          Original principal balance

6.          Interest rate

7.          Monthly P&I payment*

8.          First payment date

9.          Original term to maturity

10.       Property city

11.       Property state

12.       Property zip code

13.       Prepayment penalty term (if applicable)

14.       Interest only term (if applicable)

15.       Occupancy status

16.       Self-employment flag

17.       Property type

18.       Appraisal report date

19.       Appraised value

20.       Loan purpose

21.       Sales price (if applicable)

22.       Borrower Score

23.       Co-Borrower Score (if applicable)

24.       Lien position

25.       Junior lien balance (if applicable)

26.       Original loan-to-value ratio

27.       Combined loan-to-value ratio

28.       Modification indicator (yes or no)

29.       Modification date**

* For non-interest only loans only

** For Sample Loans that are modified loans and not a Recast Loan (as defined below) only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristics 3. through 12. to the Note, “Automatic Loan Payment Agreement” (if applicable) or the “Modification Agreement” (if applicable); Characteristic 13. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 14. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 15. and 16. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 17. through 19. to the Uniform Residential Appraisal Report, Loan Product Advisor Full Feedback Certificate or the DU Underwriting Findings (collectively, the “Appraisal Report”); Characteristic 20. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Purchase” or “Construction to Permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Purchase”) to the Settlement Statement; Characteristics 22. and 23. to the “Credit Report”; Characteristics 24. and 25. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); and Characteristics 28. and 29. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 20., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out” or “Rate/Term Refinance,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “Cash Out” if the Amount to the Borrower was greater than the lesser of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “Rate/Term Refinance” to the extent that it was not.

With respect to Characteristic 26., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “Purchase” (as determined from the Application and Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term refinance,” “Cash Out” or “Construction to Permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 27., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “Purchase” (as determined from the Application and Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term refinance,” “Cash Out” or “Construction to Permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 7., differences of $0.01 or less are deemed to be “in agreement;”

•	with respect to Characteristic 17., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 17., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” with a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•	with respect to Characteristics 17., 18. and 19. and for the recalculations of Characteristics 26. and 27., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the most recently dated Appraisal Report or, to the extent that each such Appraisal Report indicated an appraisal report date within 12 months of the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•	with respect to Characteristic 19. and for recalculations of Characteristics 26. and 27., for those Sample Loans for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within six months of the origination date (as set forth on the Note) (except as indicated below), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•	with respect to Characteristics 22. and 23., if three scores were observed on the Credit Report, we used the median score or, if two scores were observed on the Credit Report, we used the lower score;

•	with respect to our comparison of Characteristic 25., differences of $100 or less are deemed to be “in agreement;”

•	with respect to Characteristic 26., differences of 1.000% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%;

•	with respect to Characteristic 27., differences of 1.000% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%;

•	with respect to Characteristic 28., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no” to the corresponding information set forth on the Statistical Loan File if the respective Modification Agreement indicates (a) a modification that reduces the monthly P&I payment of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note (a “Recast Loan”) and (ii) “yes” to the corresponding information set forth on the Statistical Loan File if such Sample Loan is not a Recast Loan; and

•	with respect to Characteristic 29., differences of one day are deemed to be “in agreement.”

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 13, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference for self-employment flag.
2	One difference for appraisal report date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2022 (Redacted.)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	303645010	Self-employment flag	No	Yes
2	303640377	Appraisal report date	[REDACTED]	[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.